SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         Reported): February 28, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


           Delaware                    333-49820              13-3320910
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
        Incorporation)                File Number)        Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

          5.1  Legality Opinion of Brown & Wood LLP.

          8.1  Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

          23.1 Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE
                                              SECURITIES CORP.


                                                  By: Kari S. Roberts
                                                     -----------------
                                                      Name:  Kari Roberts
                                                      Title: Vice President

Dated:  February 28, 2001

                                 Exhibit Index

Exhibit                                                               Page

5.1      Legality Opinion of Brown & Wood LLP                           5

8.1      Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)      5

23.1     Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1) 5